Smith Barney Futures Management Inc.
                              390 Greenwich Street
                               New York, NY 10013

By Edgar

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Re: Salomon Smith Barney Global Diversified Futures Fund L.P. Supplement to Registration Statement on Form S-1
         File No. 333-61961

Ladies and Gentlemen:

         On Behalf of Salomon Smith Barney Global Diversified Futures Fund L.P. (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424
(b) (3) of the Securities Act 0f 1933, as amended, a Supplement dated June 30, 1999 to the Partnership's final prospectus dated November 25, 1998.

Should you have any questions, please telephone me at 212-723-5424.

Very truly yours,

/s/  Daniel A. Dantuono
      Daniel A. Dantuono
      Chief Financial Officer and
      Director

Enclosures

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                              Salomon Smith Barney
                      Global Diversified Futures Fund L.P.
                                    June 1999

The redemption value per unit for the SSB Global Diversified Futures Fund L.P. was $996.55 per unit at the end of June, up 1.3% for the month.

June was a profitable month for the Fund as advisors benefited from the trending environment in many key markets. Substantial profits were made in U.S. and non-U.S. interest rates, stock indices, energy and metals markets, while losses were sustained in coffee and cocoa positions. Trading results in foreign currency markets were essentially flat for the month.

Anticipation of a rate increase by the Federal Reserve produced profits in short Treasury bond positions. A spillover of rising interest rates in European and Asian markets led to gains in these markets as well. Long stock index positions were profitable as the S&P 500 established new highs and the continued optimism throughout Asia pushed the Nikkei Index higher.

Production constraints and strong consumption provided profits in long crude oil positions. Gold fell to 20-year lows throughout the month, resulting in gains from short positions. Losses in the softs markets were attributed to long coffee positions as prices reversed after a strong run-up in May.


Smith Barney Futures Management Inc.

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                              Salomon Smith Barney
                      Global Diversified Futures Fund L.P.
                                Account Statement
                             For the Period June 1,
                              Through June 30, 1999

                                                          Percent
                                                        of Average
                                                        Net Assets

Realized losses from trading         $   (771,744)        (1.39)%
Change in unrealized gains/losses
   from trading                         1,891,108          3.40
                                      ------------       -------
                                        1,119,364          2.01
Less, Brokerage commissions
   and clearing fees ($10,604)            260,727          0.47
                                     ------------        -------
Net realized and unrealized               858,637          1.54
   gains
Interest Income                           158,040          0.28
                                     ------------        -------
                                        1,016,677          1.82
                                     ------------        -------


Less, Expenses:
  Management fees                          92,231          0.17
  Incentive fees                          158,285          0.28
  Other expenses                           13,646          0.02
                                     ------------        -------
                                          264,162          0.47
                                     ------------        -------
 Net Income                               752,515          1.35%
                                     ------------        -------


Net assets, May 31, 1999             $ 55,234,649
                                     -------------
Net assets, June 30, 1999            $ 55,987,164
                                     -------------
Net asset value per unit
  ($55,987,164/56,733.0774 units)       $   986.85
                                           -------
Redemption value per unit (Note 1)      $   996.55
                                           -------

Note 1: For the purpose of a redemption, any accrued liability for reimbursement of offering and organization expenses will not reduce Net Asset Value per Unit. As a result, the reported redemption value per unit is $996.55

The net asset value per unit of $986.85 is reflective of charging offering and organizational expenses against the initial capital of the fund and is reported for financial reporting purposes only.

By: /s/  Daniel A. Dantuono
         Daniel A. Dantuono
         Chief Financial Officer

Smith Barney Futures Management Inc.
General Partner, Salomon Smith Barney
Global Diversified Futures Fund L.P.

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